Exhibit 10.1

AMENDMENT NO. 2

TO
REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 to Registration Rights Agreement (this “Amendment No. 2”) is entered into as of May 5, 2017, by and between GMS Inc., a Delaware corporation (the “Company”), and AEA GMS Holdings LP, a Delaware limited partnership (“AEA”), to amend the Registration Rights Agreement, dated as of April 1, 2014 (as amended, modified or supplemented from time to time, the “Registration Rights Agreement”) by and among the Company, certain affiliates of AEA and the other Holders party thereto, with such amendment to be effective as of the date hereof.  Capitalized terms used but not defined in this Amendment No. 2 shall have the meanings ascribed to them in the Registration Rights Agreement.

WHEREAS, AEA holds, as of the date hereof, a majority of the Registrable Securities held by all Holders; and

WHEREAS, AEA and the Company desire to set forth herein an amendment to the Registration Rights Agreement in accordance with Section 4.4 thereof.

NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

1.                                      Amendment to Section 2.1(a)(i). Section 2.1(a)(i) of the Registration Rights Agreement is hereby amended by deleting the fourth and fifth sentences thereof in their entirety and replacing such sentences with the following:

The Company shall give written notice (the “Demand Exercise Notice”) of such Demand Registration Request (1) to each of the Holders of record of Registrable Securities (other than individuals), at least three (3) Business Days prior to the filing of any registration statement under the Securities Act and (2) to each Holder of Registrable Securities that is an individual, no more than ten (10) Business Days after the filing of the registration statement under the Securities Act (or, in the case of a request for the filing of an automatic shelf registration statement, at least three (3) Business Days prior to the filing of such registration statement). Notwithstanding the foregoing, the Company may delay any Demand Exercise Notice, including until after filing a registration statement, so long as all recipients of such notice have the same amount of time to determine whether to participate in an offering as they would have had if such notice had not been so delayed.

2.                                      Amendment to Section 2.1(a)(ii). Section 2.1(a)(ii) of the Registration Rights Agreement is hereby amended by replacing the reference to “ten (10)” therein with a reference to “three (3)”.

3.                                      Amendment to Section 2.1(e). Section 2.1(e) of the Registration Rights Agreement is hereby amended by replacing the reference to “five (5) days” therein with a reference to “three (3) Business Days”.

4.                                      Amendment to Section 2.2(a). Section 2.2(a) of the Registration Rights Agreement is hereby amended by deleting the first, second and third sentences thereof in their entirety and replacing such sentences with the following:

(a)                                 If the Company proposes or is required (pursuant to Section 2.1 or otherwise) to register any of its equity securities for its own account or for the account of any other shareholder under the Securities Act (other than pursuant to registrations on Form S-4 or Form S-8 or any similar successor forms thereto), the Company shall give written notice (the “Piggyback Notice”) of its intention to do so (1) to each of the Holders of record of Registrable Securities (other than individuals), at least three (3) Business Days prior to the filing of any registration statement under the Securities Act and (2) to each Holder of Registrable Securities that is an individual, no more than ten (10) Business Days after the filing of the registration statement under the Securities Act (or, in the case of an automatic shelf registration statement, at least three (3) Business Days prior to the filing of such registration statement). Notwithstanding the foregoing, the Company may delay any Piggyback Notice, including until after filing a registration statement, so long as all recipients of such notice have the same amount of time to determine whether to participate in an offering as they would have had if such notice had not been so delayed. Upon the written request of any such Holder, made within three (3) Business Days following the receipt of any such Piggyback Notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall, subject to Sections 2.2(c), 2.2(f), 2.3 and 2.6 hereof, use its reasonable best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act with the securities which the Company at the time proposes to register to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto.

5.                                      Amendment to Section 2.4. Section 2.4 of the Registration Rights Agreement is hereby amended by replacing the reference to “five (5)” therein with a reference to “three (3)”.

6.                                      Effectiveness. This Amendment No. 2 shall be deemed to be effective and in full force and effect as of the date hereof.  Except as expressly amended by this Amendment No. 2, all terms and provisions of the Registration Rights Agreement shall remain unchanged and in full force and effect without modification, and nothing herein shall operate as a waiver of any party’s rights, powers or privileges under the Registration Rights Agreement.

7.                                      Counterparts. This Amendment No. 2 may be executed and delivered in any number of separate counterparts (including by facsimile or electronic mail), each of which shall be an original, but all of which together shall constitute one and the same instrument.

8.                                      Governing Law; Arbitration.

8.1.                                 This Amendment No. 2 will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

8.2.                                 Any controversy or dispute arising out of this Amendment No. 2, the interpretation of any of the provisions hereof or the action or inaction of any Person hereunder shall be submitted to arbitration in New York, New York, before the American Arbitration Association under the commercial arbitration rules of such Association. Any award or decision obtained from any such arbitration proceeding shall be final and binding on the parties, and judgment upon any award so obtained may be entered in any court having jurisdiction thereof. To the fullest extent permitted by law, no action at law or in equity based upon any claim arising out of or related to this Amendment No. 2 shall be instituted in any court by any party except: (i) an action to compel arbitration pursuant to this Section 4.2, (ii) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 4.2, or (iii) an action for injunctive relief when and if such relief is appropriate under the terms of this Amendment No. 2.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

THE COMPANY:

GMS INC.

By:	/s/ Craig D. Apolinsky
Name: Craig D. Apolinsky
Title: General Counsel

AEA:

AEA GMS HOLDINGS LP

By:AEA GMS Holdings GP LLC, its general partner

By:	/s/ Barbara Burns
Name: Barbara Burns
Title: Vice President

[Signature Page to Amendment No. 2 to Registration Rights Agreement]